EXHIBIT (n)

Consents of Independent Auditors, Independent Registered Public Accounting Firm,
                       and Independent Public Accountant

CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-151914 of Carillon Life Account on Form N-6 of our report dated March 21, 2008, (which report expresses an unqualified opinion in accordance with accounting practices prescribed and permitted by the Ohio Insurance Department), relating to the statutory financial statements of The Union Central Life Insurance Company, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Independent Auditors and Independent Registered Public Accounting Firms" in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Lincoln, Nebraska
November 12, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-151914 of Carillon Life Account on Form N-6 of our report dated March 13, 2008, relating to the financial statements and financial highlights of the subaccounts of Carillon Life Account, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Independent Auditors and Independent Registered Public Accounting Firms" in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Lincoln, Nebraska
November 12, 2008

            Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Independent Auditors and Independent Registered Public Accounting Firms" and to the use of our report pertaining to the statutory-basis financial statements of The Union Central Life Insurance Company dated February 3, 2006, in Pre-Effective Amendment No. 1 to the Registration Statement (Form N-6 No. 333-151914) and related Prospectus and Statement of Additional Information of Carillon Life Account for the registration of its "Excel Performance" Individual Flexible Premium Variable Universal Life Insurance Policies.

/s/ Ernst & Young LLP

Cincinnati, Ohio
November 12, 2008